Exhibit 32.1

                        View Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of View Systems, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..     the annual report on Form 10-KSB of the Company for the year ended
      December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ Gunther Than
Date:   April 13, 2006                   ____________________________________
                                         Gunther Than
                                         Chief Executive Officer
                                         Principal Financial Officer